UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 9, 2010

CHINA INTERACTIVE EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-134287	59-2539657
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

MenQ Technology Group Limited
Block C, Zhennan Road, South District
Zhongshan City, Guangdong Province
People’s Republic of China
(Address of Principal Executive Offices)

86-0760-2819888
Registrant's Telephone Number, Including Area Code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On August 9, 2010, the board of directors of China Interactive Education, Inc. (the "Company"), approved the dismissal of AGCA, Inc. ("AGCA") as the Company's independent registered public accounting firm, effective immediately.

AGCA reported on the Company's financial statements as of and for the year ended December 31, 2009, and its report did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the year ended December 31, 2009 and through AGCA's dismissal on August 9, 2010, there were (1) no disagreements with AGCA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of AGCA, would have caused AGCA to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such year, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We furnished AGCA with a copy of this disclosure on August 12, 2010, providing AGCA with the opportunity to furnish us with a letter addressed to the SEC stating whether it agrees with the statement made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A letter from AGCA, dated August 12, 2010 is filed as Exhibit 16.1 to this report.

(b) Engagement of New Independent Registered Public Accounting Firm

Concurrent with the decision to dismiss AGCA as the Company's independent registered public accounting firm, the Company's board of directors appointed Crowe Horwath (HK) CPA Limited ("Crowe Horwath") for that role.

During the years ended December 31, 2009 and 2008 and through August 9, 2010, neither the Company nor anyone acting on the Company's behalf consulted Crowe Horwath with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and Crowe Horwath did not provide either in a written report or oral advice to us that was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits

Exhibit No.	Description

16.1	Letter from AGCA, Inc., regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2010	CHINA INTERACTIVE EDUCATION, INC.

	By:	/s/ Chen Ruofei
Chen Ruofei
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from AGCA, Inc., regarding change in certifying accountant.